                                                                    EXHIBIT 24.1


STATE OF ILLINOIS

COUNTY OF COOK


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, David Cicchinelli, a Director of THE MAXIM GROUP, INC., a Delaware corporation, do constitute and appoint A.J. Nassar and Thomas P. Leahey my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for THE MAXIM GROUP, INC., in connection with its 1993 Stock Option Plan, as amended, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that any of said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of February, 1998.



                                    /s/ David E. Cicchinelli
                                    --------------------------------
                                    David E. Cicchinelli

STATE OF GEORGIA

COUNTY OF COBB


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, James W. Inglis, a Director of THE MAXIM GROUP, INC., a Delaware corporation, do constitute and appoint A.J. Nassar and Thomas P. Leahey my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for THE MAXIM GROUP, INC., in connection with its 1993 Stock Option Plan, as amended, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that any of said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of February, 1998.



                                    /s/ James W. Inglis
                                    -------------------------------
                                    James W. Inglis

STATE OF GEORGIA

COUNTY OF FULTON


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, J. Michael Nixon, a Director of THE MAXIM GROUP, INC., a Delaware corporation, do constitute and appoint A.J. Nassar and Thomas P. Leahey my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for THE MAXIM GROUP, INC., in connection with its 1993 Stock Option Plan, as amended, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that any of said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 2nd day of March, 1998.



                                    /s/ J. Michael Nixon
                                    ----------------------------------
                                    J. Michael Nixon

STATE OF GEORGIA

COUNTY OF COBB


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, H. Stanley Padgett, a Director of THE MAXIM GROUP, INC., a Delaware corporation, do constitute and appoint A.J. Nassar and Thomas P. Leahey my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for THE MAXIM GROUP, INC., in connection with its 1993 Stock Option Plan, as amended, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that any of said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of February, 1998.



                                    /s/ H. Stanley Padgett
                                    -----------------------------------
                                    H. Stanley Padgett

STATE OF  Florida
          -------------------

COUNTY OF Broward
          -------------------



                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, M.B. Seretean, a Director of THE MAXIM GROUP, INC., a Delaware corporation, do constitute and appoint A.J. Nassar and Thomas P. Leahey my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for THE MAXIM GROUP, INC., in connection with its 1993 Stock Option Plan, as amended, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that any of said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 4th day of March, 1998.



                                    /s/ M.B. Seretean
                                    ----------------------------
                                    M.B. Seretean